Exhibit 32.2
KINDER MORGAN, INC. AND SUBSIDIARIES
Exhibit 32.2 - CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kinder Morgan, Inc. (the “Company”) for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Kinder Morgan, Inc. and will be retained by Kinder Morgan, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:	July 20, 2018	/s/ David P. Michels
David P. Michels
Vice President and Chief Financial Officer